Exhibit 99.1
Rapid7 Announces Third Quarter 2021 Financial Results

•Annualized recurring revenue (ARR) of $550.0 million, an increase of 38% year-over-year
•Revenue of $139.9 million, up 33% year-over-year; Products revenue of $131.1 million, up 33% year-over-year
•Total customer growth of 17% year-over-year
•Total ARR per customer growth of 18% year-over-year
Boston, MA – November 3, 2021 – Rapid7, Inc. (Nasdaq: RPD), a leading provider of security analytics and automation, today announced its financial results for the third quarter of 2021.

“Rapid7 delivered milestone results during the third quarter as we ended the period with $550 million in ARR, growth of 38% over the prior year. This performance was driven by accelerating demand for our security transformation solutions and sustained growth in vulnerability management, coupled with our recent acquisition of IntSights,” said Corey Thomas, Chairman and CEO of Rapid7.

“We remain focused on helping customers navigate an increasingly complex security landscape with an expanding set of capabilities on our Insight Platform, and have been pleased with the early customer reception to our recent addition of threat intelligence capabilities. Our third quarter results clearly demonstrate how we are delivering on our customer mission while executing against our dual mandate to drive durable growth while expanding profitability and free cash flow over time.”
Third Quarter 2021 Financial Results and Other Metrics

	Three Months Ended September 30,
	2021	2020	% Change
	(dollars in thousands)
Annualized recurring revenue	$550,044	$398,725	38%
Number of customers (1)	9,909	8,442	17%
ARR per customer (1)	$55.5	$47.2	18%
(1) Number of customers and ARR per customer are based on our new customer count methodology provided at our virtual investor day on March 10, 2021. Prior period amounts have been revised to conform with these modified definitions, which are also provided in the Non-GAAP Financial Measures and Other Metrics section below.

rapid7.com

	Three Months Ended September 30,
	2021	2020	% Change
	(in thousands, except per share data)
Products revenue	$131,149	$98,559	33%
Professional services revenue	8,745	6,516	34%
Total revenue	$139,894	$105,075	33%

North America revenue	$112,337	$87,612	28%
Rest of world revenue	27,557	17,463	58%
Total revenue	$139,894	$105,075	33%

GAAP gross profit	$96,424	$74,047
GAAP gross margin	69%	70%
Non-GAAP gross profit	$102,838	$77,613
Non-GAAP gross margin	74%	74%

GAAP loss from operations	$(34,315)	$(17,916)
GAAP operating margin	(25)%	(17)%
Non-GAAP income from operations	$5,733	$2,444
Non-GAAP operating margin	4%	2%

GAAP net loss	$(37,700)	$(25,541)
GAAP net loss per share, basic and diluted	$(0.67)	$(0.50)
Non-GAAP net income	$3,443	$25
Non-GAAP net income per share, basic	$0.06	$0.00
Non-GAAP net income per share, diluted	$0.06	$0.00

Adjusted EBITDA	$9,911	$5,791

Net cash provided by operating activities	$19,448	$11,078
Free cash flow	$14,327	$6,449
For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
Recent Business Highlights

•In October 2021, Rapid7 launched Project Doppler, a free and simple tool that allows organizations of any size to quickly gain insights into their external attack surface. Project Doppler was developed to enable customers to leverage data from Rapid7’s existing security research projects including Project Sonar, which scans the internet to identify exposures, and Project Heisenberg, a globally-distributed honeypot network that monitors for potentially malicious activity.
•In October 2021, Rapid7 announced plans to expand its US presence with a new office in Tampa, Florida, to support the company's long term growth objectives across engineering, development, support, and other operational business roles.
•In September 2021, Rapid7 announced that it issued a notice of redemption for the remaining $45.4 million in aggregate principal amount of its outstanding convertible senior notes due 2023.
Fourth Quarter and Full-Year 2021 Guidance

Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP (loss) income from operations, non-GAAP net loss per share and free cash flow to be in the following ranges:
rapid7.com

Fourth Quarter and Full-Year 2021 Guidance (in millions, except per share data)

	Fourth Quarter 2021			Full-Year 2021
Annualized recurring revenue				Approximately $586
Revenue	$144.9	to	$146.5	$528.7	to	$530.3
Year-over-year growth	28%	to	29%	28%	to	29%
Non-GAAP (loss) income from operations	$(6.7)			$7.0
Non-GAAP net loss per share	$(0.18)			$(0.07)
Weighted average shares outstanding, basic	57.0			55.2
Free cash flow				Approximately $25.0
The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the fourth quarter and full-year 2021 does not include any potential impact of foreign exchange gains or losses. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.
Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and certain other items. Rapid7 has provided a reconciliation of each non-GAAP guidance measure to the most comparable GAAP measures in the financial statement tables included in this press release. The reconciliation does not reflect any items that are unknown at this time, such as litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty.
Conference Call and Webcast Information
Rapid7 will host a conference call today, November 3, 2021, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 877-357-4230 (domestic) or 629-228-0721 (international). The call will also be available live via webcast on Rapid7's website at https://investors.rapid7.com. A telephone replay of the conference call will be available at 855-859-2056 or 404-537-3406 (access code 7158634) until November 10, 2021. A webcast replay will be available at https://investors.rapid7.com.
About Rapid7
Rapid7 (Nasdaq: RPD) is advancing security with visibility, analytics, and automation delivered through our Insight Platform. Our solutions simplify the complex, allowing security teams to work more effectively with IT and development to reduce vulnerabilities, monitor for malicious behavior, investigate and shut down attacks, and automate routine tasks. Over 9,900 customers rely on Rapid7 technology, services, and research to improve security outcomes and securely advance their organizations. For more information, visit our website, check out our blog, or follow us on Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States, or GAAP, we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.
While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.
Non-GAAP Financial Measures
rapid7.com

We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA and free cash flow. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.
We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs and certain other items such as acquisition-related expenses, litigation-related expenses and induced conversion expense. Non-GAAP net income (loss) per basic and diluted share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased to reflect the anti-dilutive impact of the capped call transactions entered into in connection with our convertible senior notes.
We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:
Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.
Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.
Amortization of debt discount and issuance costs. The expense for the amortization of debt discount and debt issuance costs related to our convertible senior notes and revolving credit facility is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.
Induced conversion expense. In conjunction with the first quarter of 2021 partial repurchase of our 1.25% convertible senior notes due 2023, we incurred an induced conversion expense of $2.7 million. We exclude induced conversion expense because this amount is not indicative of the performance of, or trends in, our business and neither is comparable to the prior period nor predictive of future results.
Litigation-related expenses. We exclude certain litigation-related expenses consisting of professional fees and related costs incurred by us related to significant litigation outside the ordinary course of business. We believe it is useful to exclude such expenses because we do not consider such amounts to be part of our ongoing operations.
Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results. Our acquisition-related expenses for the three and nine months ended September 30, 2021 include $9.0 million of tax expense related to the sale of acquired intellectual property through an intercompany transaction related to the Alcide acquisition.
Anti-dilutive impact of capped call transaction. Our capped calls transactions are intended to offset potential dilution from the conversion features in our convertible senior notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per diluted share, when applicable, to provide investors with useful information in evaluating our financial performance on a per share basis.
Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, and (8) certain other items. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Free Cash Flow. Free cash flow is a non-GAAP measure that we define as net cash provided by operating activities less purchases of property and equipment and capitalization of internal-use software costs.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.
rapid7.com

Other Metrics
Annualized Recurring Revenue (ARR). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.
Number of Customers. We define a customer as any entity that has an active Rapid7 recurring revenue contract as of the specified measurement date, excluding InsightOps and Logentries only customers with a contract value less than $2,400 per year.
ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the fourth quarter and full-year 2021, the assumptions underlying such guidance and the timing of global economic recovery and the anticipated impact of COVID-19 on our guidance, business, financial condition, and results of operations. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, risks arising from the ongoing COVID-19 pandemic, fluctuations in our quarterly results, failure to meet our publicly announced guidance or other expectations about our business, our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, our customers renewal of their subscriptions with us, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2021 and in the subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###
Investor contact:
Sunil Shah
Vice President, Investor Relations
investors@rapid7.com
(617) 865-4277
Press contact:
Caitlin O'Connor
Senior Public Relations Manager
press@rapid7.com
(857) 990-4240

rapid7.com

RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$227,104	$173,617
Short-term investments	77,145	138,839
Accounts receivable, net	96,775	111,599
Deferred contract acquisition and fulfillment costs, current portion	25,863	21,536
Prepaid expenses and other current assets	27,079	27,844
Total current assets	453,966	473,435
Long-term investments	5,364	10,124
Property and equipment, net	49,034	53,114
Operating lease right-of-use assets	62,105	67,178
Deferred contract acquisition and fulfillment costs, non-current portion	48,548	43,103
Goodwill	515,297	213,601
Intangible assets, net	115,746	44,296
Other assets	10,820	8,271
Total assets	$1,260,880	$913,122
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$7,514	$3,860
Accrued expenses	57,975	61,677
Operating lease liabilities, current portion	9,395	9,612
Deferred revenue, current portion	316,045	278,585
Convertible senior notes, current portion, net	44,804	—
Other current liabilities	809	—
Total current liabilities	436,542	353,734
Convertible senior notes, non-current portion, net	811,068	378,586
Operating lease liabilities, non-current portion	69,418	75,737
Deferred revenue, non-current portion	27,905	31,365
Other long-term liabilities	20,950	2,164
Total liabilities	1,365,883	841,586
Stockholders’ equity (deficit):
Common stock	564	522
Treasury stock	(4,764)	(4,764)
Additional paid-in-capital	591,529	692,603
Accumulated other comprehensive (loss) income	(929)	454
Accumulated deficit	(691,403)	(617,279)
Total stockholders’ equity (deficit)	(105,003)	71,536
Total liabilities and stockholders’ equity (deficit)	$1,260,880	$913,122

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue:
Products	$131,149	$98,559	$359,581	$278,538
Professional services	8,745	6,516	24,185	19,789
Total revenue	139,894	105,075	383,766	298,327
Cost of revenue:
Products	36,497	25,196	99,315	69,569
Professional services	6,973	5,832	19,753	18,254
Total cost of revenue	43,470	31,028	119,068	87,823
Total gross profit	96,424	74,047	264,698	210,504
Operating expenses:
Research and development	43,880	28,509	112,265	78,831
Sales and marketing	63,041	48,448	174,264	141,552
General and administrative	23,818	15,006	57,527	43,589
Total operating expenses	130,739	91,963	344,056	263,972
Loss from operations	(34,315)	(17,916)	(79,358)	(53,468)
Other income (expense), net:
Interest income	84	87	302	1,343
Interest expense	(2,962)	(7,328)	(11,415)	(16,707)
Other income (expense), net	(299)	143	(1,217)	(94)
Loss before income taxes	(37,492)	(25,014)	(91,688)	(68,926)
Provision for income taxes	208	527	10,021	1,005
Net loss	$(37,700)	$(25,541)	$(101,709)	$(69,931)
Net loss per share, basic and diluted	$(0.67)	$(0.50)	$(1.86)	$(1.38)
Weighted-average common shares outstanding, basic and diluted	55,976,671	51,293,210	54,743,538	50,707,553

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Cash flows from operating activities:
Net loss	$(37,700)	$(25,541)	$(101,709)	$(69,931)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	9,745	5,928	23,513	16,347
Amortization of debt discount and issuance costs	1,095	5,206	2,886	12,213
Stock-based compensation expense	29,196	17,128	73,872	46,921
Deferred income taxes	—	—	3,924	—
Induced conversion expense	—	—	2,740	—
Other	209	921	1,655	1,981
Change in operating assets and liabilities:
Accounts receivable	10,706	2,393	23,522	13,228
Deferred contract acquisition and fulfillment costs	(4,319)	(2,284)	(9,772)	(5,278)
Prepaid expenses and other assets	2,697	(421)	3,091	1,352
Accounts payable	3,408	1,785	2,079	1,922
Accrued expenses	3,038	4,358	(4,554)	(3,079)
Deferred revenue	2,169	1,540	24,389	(10,456)
Other liabilities	(796)	65	3,593	(915)
Net cash provided by operating activities	19,448	11,078	49,229	4,305
Cash flows from investing activities:
Business acquisition, net of cash acquired	(306,000)	(55)	(358,420)	(125,826)
Purchases of property and equipment	(2,164)	(3,170)	(4,835)	(7,125)
Capitalization of internal-use software costs	(2,957)	(1,459)	(7,162)	(4,407)
Purchases of investments	—	(59,451)	(59,308)	(108,710)
Sales/maturities of investments	36,900	9,000	124,838	155,599
Other investments	(1,500)	—	(3,000)	—
Net cash used in investing activities	(275,721)	(55,135)	(307,887)	(90,469)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid	(416)	(701)	585,024	222,799
Purchase of capped calls related to convertible senior notes	—	—	(76,020)	(27,255)
Payments of debt issuance costs	—	(163)	—	(411)
Payments for repurchase of convertible senior notes	—	—	(184,649)	—
Payments related to business acquisitions	(9,687)	(150)	(12,118)	(150)
Taxes paid related to net share settlement of equity awards	(4,701)	(2,534)	(11,372)	(5,984)
Proceeds from employee stock purchase plan	4,809	3,736	9,276	7,082
Proceeds from stock option exercises	749	2,491	3,279	6,219
Net cash (used in) provided by financing activities	(9,246)	2,679	313,420	202,300
Effects of exchange rates on cash, cash equivalents and restricted cash	(556)	461	(849)	160
Net (decrease) increase in cash, cash equivalents and restricted cash	(266,075)	(40,917)	53,913	116,296
Cash, cash equivalents and restricted cash, beginning of period	493,605	280,626	173,617	123,413
Cash, cash equivalents and restricted cash, end of period	$227,530	$239,709	$227,530	$239,709

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
GAAP gross profit	$96,424	$74,047	$264,698	$210,504
Add: Stock-based compensation expense[1]	1,604	1,132	4,970	3,194
Add: Amortization of acquired intangible assets[2]	4,810	2,434	10,471	6,267
Non-GAAP gross profit	$102,838	$77,613	$280,139	$219,965
Non-GAAP gross margin	73.5%	73.9%	73.0%	73.7%

GAAP gross profit - Products	$94,652	$73,363	$260,266	$208,969
Add: Stock-based compensation expense	1,073	730	3,291	2,013
Add: Amortization of acquired intangible assets	4,810	2,434	10,471	6,267
Non-GAAP gross profit - Products	$100,535	$76,527	$274,028	$217,249
Non-GAAP gross margin - Products	76.7%	77.6%	76.2%	78.0%

GAAP gross profit - Professional services	$1,772	$684	$4,432	$1,535
Add: Stock-based compensation expense	531	402	1,679	1,181
Non-GAAP gross profit - Professional services	$2,303	$1,086	$6,111	$2,716
Non-GAAP gross margin - Professional services	26.3%	16.7%	25.3%	13.7%

GAAP loss from operations	$(34,315)	$(17,916)	$(79,358)	$(53,468)
Add: Stock-based compensation expense[1]	29,196	17,128	73,872	46,921
Add: Amortization of acquired intangible assets[2]	5,567	2,581	11,524	6,556
Add: Acquisition-related expenses[3]	5,180	—	7,211	1,138
Add: Litigation-related expenses[4]	105	651	459	1,629
Non-GAAP income from operations	$5,733	$2,444	$13,708	$2,776

GAAP net loss	$(37,700)	$(25,541)	$(101,709)	$(69,931)
Add: Stock-based compensation expense[1]	29,196	17,128	73,872	46,921
Add: Amortization of acquired intangible assets[2]	5,567	2,581	11,524	6,556
Add: Acquisition-related expenses[3]	5,180	—	16,176	1,138
Add: Litigation-related expenses[4]	105	651	459	1,629
Add: Amortization of debt discount and issuance costs	1,095	5,206	2,886	12,213
Add: Induced conversion expense	—	—	2,740	—
Non-GAAP net income (loss)	$3,443	$25	$5,948	$(1,474)

Reconciliation of net income (loss) per share, basic
GAAP net loss per share, basic	$(0.67)	$(0.50)	$(1.86)	$(1.38)
Non-GAAP adjustments to net loss	0.73	0.50	1.97	1.35
Non-GAAP net income (loss) per share, basic	$0.06	$0.00	$0.11	$(0.03)

Reconciliation of net income (loss) per share, diluted
GAAP net loss per share, diluted	$(0.67)	$(0.50)	$(1.86)	$(1.38)
Non-GAAP adjustments to net loss	0.73	0.50	1.96	1.35
Non-GAAP net income (loss) per share, diluted	$0.06	$0.00	$0.10	$(0.03)

Weighted average shares used in GAAP per share calculation, basic and diluted	55,976,671	51,293,210	54,743,538	50,707,553

Weighted average shares used in non-GAAP per share calculation:
Basic	55,976,671	51,293,210	54,743,538	50,707,553
Diluted	58,376,992	53,894,202	57,181,646	50,707,553

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$1,604	$1,132	$4,970	$3,194
Research and development	14,549	6,818	31,784	17,852
Sales and marketing	6,348	4,506	18,132	12,529
General and administrative	6,695	4,672	18,986	13,346

[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$4,810	$2,434	$10,471	$6,267
Sales and marketing	587	31	793	143
General and administrative	170	116	260	146

[3] Includes acquisition-related expenses as follows:
Research and development	$40	$—	$40	$—
Sales and marketing	153	—	275	—
General and administrative	4,987	—	6,896	1,138
Provision for income taxes	—	—	8,965	—

[4] Includes litigation-related expenses as follows:
General and administrative	$105	$651	$459	$1,629

RAPID7, INC.
Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
GAAP net loss	$(37,700)	$(25,541)	$(101,709)	$(69,931)
Interest income	(84)	(87)	(302)	(1,343)
Interest expense	2,962	7,328	11,415	16,707
Other (income) expense, net	299	(143)	1,217	94
Provision for income taxes	208	527	10,021	1,005
Depreciation expense	3,155	2,706	9,202	8,121
Amortization of intangible assets	6,590	3,222	14,311	8,226
Stock-based compensation expense	29,196	17,128	73,872	46,921
Acquisition-related expenses	5,180	—	7,211	1,138
Litigation-related expenses	105	651	459	1,629
Adjusted EBITDA	$9,911	$5,791	$25,697	$12,567

RAPID7, INC.
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net cash provided by operating activities	$19,448	$11,078	$49,229	$4,305
Less: Purchases of property and equipment	(2,164)	(3,170)	(4,835)	(7,125)
Less: Capitalized internal-use software costs	(2,957)	(1,459)	(7,162)	(4,407)
Free cash flow	$14,327	$6,449	$37,232	$(7,227)

Fourth Quarter and Full-Year 2021 Guidance
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)

	Fourth Quarter	Full-Year
	2021	2021
Reconciliation of GAAP to non-GAAP (loss) income from operations:
Anticipated GAAP loss from operations	$(42.8)	$(122.2)
Add: Anticipated stock-based compensation expense	30.3	104.2
Add: Anticipated amortization of acquired intangible assets	5.8	17.3
Add: Anticipated acquisition-related expenses	—	7.2
Add: Anticipated litigation-related expenses	—	0.5
Anticipated non-GAAP (loss) income from operations	$(6.7)	$7.0

Reconciliation of GAAP to non-GAAP net loss:
Anticipated GAAP net loss	$(47.7)	$(149.3)
Add: Anticipated stock-based compensation expense	30.3	104.2
Add: Anticipated amortization of acquired intangible assets	5.8	17.3
Add: Anticipated acquisition-related expenses	—	16.2
Add: Anticipated litigation-related expenses	—	0.5
Add: Anticipated amortization of debt issuance costs	1.6	4.5
Add: Anticipated induced conversion expense	—	2.7
Anticipated non-GAAP net loss	$(10.0)	$(3.9)

Anticipated GAAP net loss per share, basic and diluted	$(0.84)	$(2.70)
Anticipated non-GAAP net loss per share, basic and diluted	$(0.18)	$(0.07)

Weighted average shares used in per share calculation, basic and diluted	57.0	55.2
The reconciliation does not reflect any items that are unknown at this time, such as litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty. As a result, the estimates shown for Anticipated GAAP loss from operations, Anticipated GAAP net loss and Anticipated GAAP net loss per share are expected to change.

Full-Year 2021
Reconciliation of net cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$43.5
Purchases of property and equipment	(8.0)
Capitalized internal-use software costs	(10.5)
Free cash flow	$25.0